Exhibit 10.1 Form of Subscription Agreement dated March 15, 2005

SUBSCRIPTION FOR THE PURCHASE OF UNITS OF GARUDA CAPITAL CORP.

______________, 2005
(date)

Garuda Capital Corp.
502 - 1978 Vine Street
Vancouver, BC
Canada
V6K 4S1

The Undersigned hereby offers to purchase from Garuda Capital Corp. ("Garuda Capital" or the “Company”) ________ Units, at a price of $0.10 U.S. per Unit, for a total purchase price of $_________ . The Undersigned acknowledges that the Company is offering outside the United States, in accordance with the provisions of Regulation S, promulgated under the Securities Act of 1933 (the “Securities Act”), up to 15,000,000 Units.

Each Unit is comprised of (i) one share of common stock, par value $.001 per share of the Company (“Shares”), and (ii) one-half non-transferable Warrant, with each one Warrant to purchase one Share at an exercise price of $0.20 U.S. per Share, exercisable for a period of two years from the date of issuance, at which time the Warrants expire. (The Units, Shares and Warrants are sometimes referred to herein collectively as the “Securities”).

The Undersigned understands that the Securities will not be registered or qualified under any Federal or state securities laws in reliance upon exemptions therefrom. In order to induce Garuda Capital to sell the Units as provided for herein, the Undersigned acknowledges and agrees that the Undersigned, for itself and for its legal representatives, successors and assigns, hereby makes the following representations, warranties and acknowledgments, intending that Garuda Capital rely hereon, to Garuda Capital, and covenants with Garuda Capital, as follows:

1.
The Undersigned has had a reasonable opportunity to ask questions of and receive answers from Garuda Capital and its officers regarding the Securities, and all such questions have been answered to the full satisfaction of the Undersigned. No oral representations or oral information or oral information furnished to the Undersigned, or relied upon by the Undersigned, in connection with the Undersigned’s purchase of the Securities, were in any way inconsistent with the written material provided by Garuda Capital.

2.	Garuda Capital has made available to the Undersigned all requested documents and records in its possession, and has offered the Undersigned an opportunity to discuss this investment with Garuda Capital and/or representatives of Garuda Capital and obtain any additional information necessary to verify the accuracy of any information furnished. The Undersigned acknowledges that no information furnished by Garuda Capital constitutes investment, accounting, legal or tax advice. The Undersigned is relying solely upon itself and its professional advisors, if any, for such advice.

3.
The Undersigned has relied solely upon its own independent investigation in making a decision to purchase the Units. The Units are speculative investments which involve a substantial degree of risk with no assurance of any income from such investments and the possibility that such Units may become worthless. The Undersigned acknowledges that there is only a limited market for the Shares in the United States, and no market for the Warrants. The Undersigned must therefore be prepared to bear the economic risks for an indefinite period.

4.
The Undersigned acknowledges that (a) the Securities (including Shares acquired pursuant to the exercise of the Warrants) are not being registered under the laws of any jurisdiction and are being sold pursuant to an exemption from registration set forth in the Securities Act and (b) Garuda Capital has not furnished the Undersigned with all information that would be included in the applicable registration statement if the Units were offered and registered under the Securities Act.

5.
The Undersigned understands and acknowledges that the Securities (including Shares acquired pursuant to the exercise of Warrants), are “restricted securities,” as defined by the Securities Act, and agrees to resell the Securities (including Shares acquired pursuant to the exercise of Warrants) only (a) pursuant to a registration statement under the Securities Act, (b) pursuant to a written opinion of legal counsel for Garuda Capital stating that such resale is exempt from registration, or (c) outside the United States in accordance with the provisions of Regulation S, promulgated under the Securities Act.

6.	The Undersigned acknowledges that the Securities will bear a restrictive legend describing the limitations on their offer, sale, transfer, assignment, pledge, hypothecation, or other disposition.

7.
The Undersigned represents that the Securities will be acquired solely for the account of the Undersigned, solely for investment purposes and not with a view to resale or distribution, and that no other person has, or will acquire, any direct or indirect interest in the Securities. The Undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities, or any interest therein, and the Undersigned has no plans to enter into any such contract, undertaking, agreement or arrangement. The Undersigned understands that he may not dispose of the Securities, or any part thereof, or any interest therein, unless and until legal counsel for Garuda Capital shall have provided its written opinion that the intended disposition does not violate the law of any jurisdiction. The Undersigned acknowledges that the Securities are non-transferable, that it will not be possible for the Undersigned to liquidate its investment readily in case of an emergency and, therefore, must bear the financial risk of the investment for an indefinite period.

8.
The Undersigned is knowledgeable and experienced in making and evaluating investments. The investments of the Undersigned in, and its commitments to, all non- liquid investments (including an investment in Garuda Capital) are reasonable in relation to its net worth, and the Undersigned has the ability to bear the financial risk of an investment in Garuda Capital.

9.
The Undersigned will indemnify and hold Garuda Capital, its affiliates, and representatives, harmless from and against any and all loss, liability, cost, damage, expense (including attorney's fees and expenses) and claims arising out of, in connection with or resulting (i) from the sale or distribution of any Securities by the Undersigned in violation of any applicable law, rule or regulation, and (ii) any misrepresentation by the Undersigned or any breach of any warranties herein or any covenants or agreements set forth herein.

10.
The Undersigned understands and acknowledges that no federal or state agency, governmental authority, regulatory body, stock exchange or other entity in the United States, or any other jurisdiction, has made any finding or determination as to the merits of this investment, nor have any such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to the Securities.

11.
The Undersigned acknowledges that Garuda Capital, in its sole discretion, reserves the unconditional right to (a) accept or reject, in whole or in part, this subscription, with or without cause, and (b) waive any requirements of this subscription. To the extent this subscription may ultimately be rejected, subscriptions received by Garuda Capital shall be refunded, without interest, to the Undersigned.

12.
The Undersigned represents, warrants, and acknowledges that (a) the Units were not offered or distributed to the Undersigned through an advertisement in printed media of general and regular paid circulation, radio or television, and (b) it did not attend any seminars or meetings regarding this offering, in which the attendees were invited by any general solicitation or general advertising.

13.	The Undersigned is a shareholder of the Company, or a business associate of one of the officers or directors of the Company.

14.
The Undersigned understands and acknowledges that, in addition to the other rights reserved by the Company herein, the Company reserves the unconditional right to terminate this Offering at any time, without notice.

15.
The Undersigned understands and agrees that the foregoing is not, and will not be, revocable by the Undersigned at any time, and represents that it gives this document to Garuda Capital intending to be legally bound hereby.

________________________________
Signature

________________________________
Print Name (Undersigned)

Date: ___________________________

________________________________
[Address]
________________________________

________________________________
[Country]

E-mail address: ___________________

Fax Number: _____________________

Telephone Number: ________________

Subscription Amount:

Subscription Funds:	US$ ___________________

Number of Units:	_______________________

This Subscription has been executed by Garuda Capital in acceptance of the Undersigned’s subscription application.

GARUDA CAPITAL CORP.

_____________________
By

March 15, 2005
Date

APPENDIX I

Garuda Capital Corp.

Unit Offering

February 2005

How to Subscribe

In order to subscribe for Units, you must do the following:

Complete (please print) and sign this Subscription Agreement and return to the Company by fax and regular mail.

Please both 1) fax and 2) mail this document, along with a check payable to “Garuda Capital Corp.” for the full amount of your subscription to:

Garuda Capital Corp.
502 - 1978 Vine Street
Vancouver, BC
Canada
V6K 4S1

Fax Number: (604) 737-1727